                                                                EXHIBIT 17(a)


      As filed with the Securities and Exchange Commission on June 18, 1997
                        Registration No. 2-79285/811-3567


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /x/



                         POST-EFFECTIVE AMENDMENT NO. 40
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/



                                AMENDMENT NO. 41

                               THE ARCH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (800) 551-3731

                          W. BRUCE MCCONNEL, III, Esq.
                           Drinker Biddle & Reath LLP
                    1100 Philadelphia National Bank Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Jon W. Bilstrom, Esq.
                        Mercantile Bank of St. Louis N.A.
                              One Mercantile Center
                           8th and Washington Streets
                               St. Louis, MO 63101

It is proposed that this filing will become effective (check appropriate box)

         / / immediately upon filing pursuant to paragraph (b)

         / / on (date) pursuant to paragraph (b)

         / / 60 days after filing pursuant to paragraph (a)(1)

         / / on (date) pursuant to paragraph (a)(1)

         /x/ 75 days after filing pursuant to paragraph (a)(2)

         / / on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

         / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for the fiscal year ended November 30, 1996 on January 28, 1997. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

         THIS POST-EFFECTIVE AMENDMENT IS BEING FILED SOLELY IN ORDER TO REGISTER SHARES OF TWO NEW INVESTMENT PORTFOLIOS, I.E., THE SMALL CAP EQUITY INDEX PORTFOLIO AND THE GROWTH EQUITY PORTFOLIO. ACCORDINGLY, THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE TREASURY MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, BOND INDEX PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, EQUITY INDEX PORTFOLIO, GROWTH & INCOME EQUITY PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, BALANCED PORTFOLIO AND KANSAS TAX-EXEMPT BOND PORTFOLIO ARE NOT INCLUDED IN THIS FILING.

   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 10, 1982


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]



                                       AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY [X]


                                   ACT OF 1940

                               THE ARCH FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               NO. 6, THE COMMONS
                              3512 SILVERSIDE ROAD
                           WILMINGTON, DELAWARE 19810
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                  REGISTRANT'S TELEPHONE NUMBER: (800) 441-7379

                             W. BRUCE MCCONNEL, III
                             DRINKER BIDDLE & REATH
                    1100 PHILADELPHIA NATIONAL BANK BUILDING
                             PHILADELPHIA, PA 19107
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                               KENNETH J. BIALKIN
                            WILLKIE FARR & GALLAGHER
                               ONE CITICORP CENTER
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022
                          (COUNSEL FOR THE DISTRIBUTOR)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As Soon as Practicable after the Effective Date of this Registration Statement.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===================================================================================================================
                                                                            PROPOSED
                                                                             MAXIMUM
                                                  AMOUNT                    OFFERING                  AMOUNT OF
         TITLE OF SECURITIES                       BEING                    PRICE PER               REGISTRATION
          BEING REGISTERED                      REGISTERED                    UNIT                       FEE
-------------------------------------------------------------------------------------------------------------------
Class A and Class B Shares
 of Common Stock ($.001
 par value)........                             Indefinite                     $1                       $500*
===================================================================================================================
*    Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant hereby elects to register an indefinite number of shares of Class A and Class B Common Stock.
===================================================================================================================

         REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.